Exhibit 10.7

Service and Cooperation Agreement

服务合作协议

By and Between

由以下各方订立

Zhong Ke Guang Qi Space Information Technology Co., Ltd

中科光启空间信息技术有限公司

and

及

Urugus S.A.

优鲁格斯股份有限公司

and

Satellogic China Ltd

微星逻辑（郑州）科技有限公司

June 12, 2019 (as supplemented and amended on January 4th, 2021), and amended and restated on September 22, 2021

2019年6 月12日签订（2021年1月4日补充修订），2021年9月22日补充及重申

THIS SERVICE AND COOPERATION AGREEMENT (the “Agreement”) was made in Zhengzhou, on June 12th, 2019 (“Effective Date”), as supplemented and amended on January 4th, 2021, and is amended and restated on September 22, 2021 (“Amended and Restated Date”), by and between:

本服务合作协议（“协议”）由以下各方于2019年 6月12日（“生效日”）在郑州订立，并于2021年1月4日补充修订，且于2021年9月2 2日补充及重申（“补充及重申日”）：

Zhong Ke Guang Qi Space Information Technology Co., Ltd, a company established and existing under the laws of the People’s Republic of China, with its registered office at Room 301, 3rd floor, Building 4, Zone 3, Ruigu, east to Chuangjing South Road, north to Xincheng Road, Huiji District, Zhengzhou, China (“Party A”); and

中科光启空间信息技术有限公司 ，一间根据中华人民共和国法律设立并有效存续的公司，注册地址：郑州市惠济区新城路北创境南街东睿谷三区 4号楼三层301号（ “甲方”）；及

Urugus S.A. d/b/a Satellogic, a company established and existing under the laws of Uruguay, with its registered office at Road 8, Km 17500, Building 300, Local 324, Montevideo 91600, Uruguay (“Party B”), for itself and on behalf of its subsidiary Satellogic China Ltd., a company established and existing under the laws of the People´s Republic of China, with registered office at Room701, 7th floor, Building 4, Zone 3, Ruigu, east to Chuangjing South Road, north to Xincheng Road, Huiji District, Zhengzhou (also a party to this Agreement and referred to hereinafter as “Party C”)

优鲁格斯股份有限公司 , 一间根据乌拉圭法律设立并有效存续的公司，公司注册地址为Road 8, Km 17500, Building 300, Local 324, Montevideo 91600, Uruguay（ “乙方” ）及乙方全资公司微星逻辑（郑州）科技有限公司，一间根据中华人民共和国法律设立并有效存续的公司，公司注册地址为郑州市惠济区新城路北创景南街东睿谷三区4号楼7层701号（丙方）。

(Party A, Party B and Party C will individually be referred to as a “Party” or collectively as “Parties”).	（甲方、乙方及丙方可单独称为一方，或合共称为协议各方）。

Whereas	鉴于

Party A is a national-level agricultural RS solution supplier in China, with demand for high-resolution satellite imagery and could help Party B develop in China.	甲方是中国领先的农业遥感解决方案提供商，有高分辨率卫星图像服务的需求，并可以帮助乙方在中国发展。

Party B is a world-class high-resolution micro satellite R&D and manufacturing company, provides unique high-resolution Earth Observation satellite imagery services, and plans to develop in China.	乙方是世界级的高分辨率微小卫星研发和生产企业，提供独有的高分辨率地球观测卫星图像服务，并计划在中国开展业务。

Party C is a limited liability company, wholly owned affiliate of Party B, incorporated for the purpose of performing certain services under this Agreement, subject to the terms and conditions herein. Under the Supplement Agreement to the Service and Cooperation Agreement dated January 4th, 2021 between the Parties, Party B transferred to Party C certain contractual obligations to provide certain technical services in favor of Party A, as set forth below, which Party A agreed to.

丙方为一家有限责任公司，系乙方投资设立的全资子公司，专为履行本协议项下的某些服务而成立并受本协议条款和条件约束。根据各方于2021年1月4日签订的《服务合作协议》补充协议，乙方将其为甲方提供某些技术服务的合同义务转让于丙方，该等义务转让已经过经甲方同意。

Upon mutual negotiation and on the basis of the principles of equality and mutual benefit, Parties entered into this Agreement on the Effective Date and desire to amend and restate the Agreement as of the Amended and Restated Date, for the purpose of regulating their respective rights and obligations vis-à-vis each other.

现各方在平等和共同利益的原则下，经共同协商于生效日期签订本协议，并希望在修改及重申日对本协议进行修改和重申， 供各方共同遵守。

1. REPRESENTATION AND WARRANTIES OF PARTIES	1. 各方的陈述与担保

Parties hereby respectively represent and warrant to each other that as of the Effective Date of this Agreement:	各方在此各自陈述并向对方担保于本协议生效日时：

1) It meets all qualifications and legal requirements pursuant to the laws of the People’s Republic of China for entering into this Agreement;	1) 其满足中华人民共和国法律要求的作为本协议一方签署本协议的所有资格和条件；

2) It is an independent legal entity duly incorporated and legally in existence in accordance with the laws of its incorporation jurisdiction;	2) 其为根据其成立地的法律依法设立并有效存续的独立法人；

3) It has authorized its legal representative to enter into this Agreement. Upon execution of this Agreement, the terms and conditions hereof shall be valid, legitimate and binding on it from the Effective Date of this Agreement;

3) 其已授权其法定代表人签订本协议。本协议一经签订其所载所有条款均自本协议生效之日起生效并对其产生约束力；

4) Its entering into this Agreement and performing of the duties hereunder will not: (i) violate any provision of its business license, its incorporation documents, Articles of Association or similar organizational documents; (ii) violate any applicable laws or any governmental authorization or approval including the PRC Criminal Law and the PRC Anti-unfair Competition Law; (iii) violate any other contract or agreement to which it is a party or any of its commitments or undertakings; and (iv) violate any verdicts or arbitral awards issued against it, or any orders or rulings of any governments or regulatory bodies to whom it is subject;

4) 其签署本协议以及履行本协议项下义务：（一）不会违反其营业执照、成立协议、章程或类似组织文件的任何规定；(二)不会违反对其有拘束力的相关法律或任何政府授权或批准，包括《中华人民共和国刑法》和《中华人民共和国不正当竞争法》；(三)不会违反其作为当事人一方的其他任何合同或协议，或违反其做出的任何承诺或保证；并且（四）将不违反对其做出的任何判决或仲裁裁决或任何其受管辖的政府或主管机构的决定或规定；

5) No pending lawsuit, arbitration or other legal or governmental proceeding which may adversely affect its ability to perform this Agreement, or, to its knowledge, no such threat is in existence;	5) 不存在影响其履行本协议项下义务的未决诉讼、仲裁或其他司法或行政程序，且据其所知无人威胁将采取上述行动；

6) It has disclosed to other Party all documents and information issued by any governmental department that may have material adverse effect on its ability to fully perform its obligations under this Agreement, and the documents previously provided by it to other Party does not contain any false, cheating, misleading or omissive information with respect to material facts.

6) 其已向对方披露任何政府机关颁发的可能对其全面履行其在本协议项下义务造成重大不利影响的所有文件或信息，并且其此前提供给对方的文件中没有对任何重要事实的不实陈述、虚假陈述或误述或者遗漏。

7) All documents, materials and information provided by it during the signature and performance of this Agreement are authentic, accurate, complete and valid. It has not concealed any information which may affect its performance abilities.

7) 其在签署和履行本协议过程中向对方提供的全部文件、资料及信息是真实、准确、完整和有效的，其未向对方隐瞒可能影响其履约能力的任何信息。

If any of the above representations and warranties made by Party A and Party B are not accurate in any material respect, then such Party shall be deemed as materially breach this Agreement.	如果一方做出的上述陈述及担保的任何一项与实际情况有实质性不符，则构成该方重大违约。

2. SCOPE OF THE SERVICES AND DELIVERY OF THE IMAGERY	2. 服务内容及卫星图像的交付方式

2.1 Earth Observation Satellite Imagery Services	2.1 地球观测卫星图像服务

2.1.1 Party C shall provide certain Earth Observation Satellite Imagery (the “Imagery”) collected by Party B´s dedicated satellite constellation in China (“Services Satellite Constellation”) to Party A as consideration for the Services Fee. The Imagery provided by Party C to Party A under this Agreement shall be described as below (the “Services”) in each year accordingly:

2.1.1 丙方应向甲方提供乙方通过其专用卫星星座在中国收集的地球观测卫星图像 （“卫星图像”）并据此从甲方收取服务费。本协议项下丙方每年应向甲方提供的卫星图像描述如下：

a) Year 1 (2021): A take-or-pay tasking service of high-resolution Earth Observation Imagery over the People’s Republic of China territory with capacity equivalent to remapping the Province of Henan (“Highest Priority Territory”) every [***] with the Services Satellite Constellation (“First Year Services Cap”). If Party A does not utilize the First Year Services Cap in Year 1, Party A will be able to carry over and utilize any unused Services capacity in Year 2.

a) 第1年（2021年）：以“照付不议”模式，运用服务卫星星座，在中国地域范围内，提供高分辨率地球观测图像编程服务，等同于每 [***]对河南省 （“最优先地域”）进行全覆盖（“第1年服务上限”）的能力。如甲方第1年使用服务未达到第1年服务上限，甲方可将未使用之服务结转至第2年。

b)  Years 2-12 (2022-2033): In the following eleven (11) years, i.e., from 2022 to 2033 (Years 2-12, respectively), a take-or-pay tasking service of high-resolution Earth Observation Imagery over the People’s Republic of China territory with capacity equivalent to remapping the Highest Priority Territory”) every [***] with the Services Satellite Constellation (“Years 2-12 Services Cap”, and, together with the First Year Services Cap, the “Services Caps”).

b) 第2-12年 （2022至2033） ：在随后的11年， 即2022年至2033年 （第2-12年）， 以“照付不议”模式， 运用服务卫星星座， 在中国地域范围内， 提供高分辨率地球观测图像编程服务， 等同于每[***]对最优先地域进行全覆盖的能力。 （“第2-12年服务上限”， 与“第1年服务上限”一起统称为“服务上限”）。

Party C will monitor the Services capacity usage by Party A on an annual basis and will track the usage capacity over or under Services Caps and inform Party A in writing. In the event the capacity usage exceeds the agreed Services Caps, Party C will invoice Party A at the rate of [***].

丙方应每年监测甲方的使用的服务量及服务使用情况，并跟踪超过或低于服务上限的使用量。如果甲方使用的服务超过协商一致的服务上限，丙方应以书面形式通知甲方并按照 [***]的费率向甲方开具发票。

The technical parameters of the Imagery are indicated in the Annex 1 of this Agreement. Party A under this Agreement shall provide Party C with the coordinates of the designated areas of interest at least [***] prior to expected captures, Party C shall provide Party A the imagery of the areas of interest designated by Party A.

卫星图像的技术参数详见本协议附件一。甲方应根据本协议至少提前 [***]向丙方提供指定兴趣区域的坐标，丙方应向甲方提供甲方指定兴趣区域的卫星图像。

2.1.2 Naming Rights	2.1.2 命名权

Party C shall provide Party A the exclusive naming rights of 12 satellites (“Naming Rights”) within the Service Satellite Constellation during the term of the Agreement.	在本协议有效期限内，丙方向甲方提供服务卫星星座内12颗卫星的独家命名权（“命名权”）。

2.1.3 Launch Schedule and Go Live Date	2.1.3 发射计划与上线日期

Party C will use reasonable efforts to provide Party A with confirmation of the launch schedule of any Services Satellite Constellations within [***] after the Agreement Effective Date. Party C will notify Party A when the Satellite Constellation has successfully launched, is fully operational, and is able to successfully provide Imagery . Party C’s obligation to provide the Imagery under this Agreement commenced following the launch of a Services Satellite Constellation on April 1st, 2021 (the “Go Live Date”).

丙方将尽其合理努力于本协议生效之日起 [***]内向甲方确认服务卫星星座的发射计划。丙方应于卫星星座成功发射、完全运行并可顺利提供卫星图像时及时通报甲方。丙方提供卫星图像的协议义务应从服务卫星星座发射之后的2021年4月1日（“上线日期”）起开始。

2.2 DELIVERY OF THE IMAGERY	2.2 卫星图像交付

2.2.1 Delivery of Imagery	2.2.1 卫星图像交付方式

During the term of this Agreement, Party C will use commercially reasonable efforts to provide or make the Imagery available to Party A via the Platform (as defined below) solely as set forth in the Agreement under this Section 2. The Imagery will be deemed delivered to Party A when it is first made available for access via the Platform, and the Imagery meets the requirement indicated in Section 2.1.1 and ANNEXT 1 of this Agreement or when actually delivered if no Platform use is granted.

本协议期间， 丙方应尽其合理商业努力通过本协议项下约定的平台（定义如下）向甲方提供卫星图像。以下情况卫星图像被视为已交付至甲方：甲方首次通过平台访问卫星图像，且该卫星图像满足本协议第2 .1.1及附件1的要求；如没被授权使用平台，卫星图像以其他方式实际交付至甲方。

2.2.2 PLATFORM	2.2.2 交付平台

2.2.2.1 Definition “Platform” means the application programming interface or other communication media that is made available to Party A hereunder and which allows Party A to obtain the Imagery.	2.2.2.1 定义 “平台”指本协议项下允许甲方获取卫星图像的应用程序编程接口或其他传播介质。

2.2.2.2 Use the Platform

Subject to the terms and conditions of this Agreement, Party B hereby grants to Party A a limited, nontransferable, nonexclusive, non-sublicensable, non-assignable, revocable license to use the Platform (the “Licensed Materials”) for use solely as set forth in the Agreement. For the avoidance of doubt, Party B shall not charge Party A’s use of Platform, which use is comprised in the Services Fee. Annex 6 includes the Terms of Use applicable to the Platform and the Imagery accessed as outlined in this Agreement which Party A expressly accepts.

2.2.2.2 平台使用 根据本协议规定，乙方在此仅为本协议之目的授权甲方使用平台（“授权材料”），该授权为受限授权且不可转让、非排他、禁止再许可、不可转让且可撤销。为免生疑问，乙方不针对甲方使用平台进行收费，此等费用已包含在服务费中。附件6包括甲方明确接受的适用于平台及本协议中所述访问卫星图像的使用条款 。

3. SCOPE OF THE COOPERATION AND EXECUTION OF THE COOPERATION	3. 合作内容及合作内容的实施

3.1 Design and Development of the AIT FACTORY	3.1 AIT工厂的设计和开发

Party B and Party C will cooperate with Party A on the design and development of the AIT Factory.	乙方和丙方与甲方合作共同设计与开发 AIT 工厂。

3.2 Construction of the AIT FACTORY	3.2 AIT工厂的建设

3.2.1 Party A shall build the building (“AIT BUILDING”) for the AIT FACTORY in Zhengzhou within 40 months after the Effective Date. The specific requirements for the AIT BUILDING are indicated in Annex 2 of this Agreement. The AIT BUILDING shall complete all statutory registration and filing formality and get all necessary approvals and permits from the competent authorities per requirements by applicable laws and regulations. Party A shall guarantee the AIT BUILDING must be a legitimate building without involving of any ownership and/or rights dispute. All costs and expenses for the AIT BUILDING construction shall be borne by Party A. The ownership of the AIT BUILDING belongs to Party A.

3.2.1 本协议生效日起40个月内，甲方应在在郑州市建设AIT工厂所需的厂房 (“AIT厂房”)。AIT厂房的规格条件详细规定于本协议附件 2。甲方应为该AIT厂房应办理法定登记备案手续并取得法律法规要求的批准或许可。甲方应保证该 AIT厂房为合法建筑物且不涉及任何权属纠纷。所有与AIT厂房建设施工相关的费用应由甲方支付。该AIT厂房的所有权归甲方所有。

3.2.2 Party C agrees to use the AIT Building as the working place for the AIT FACTORY and Party C or a qualified third party engaged by Party C will provide advice and support the completion of the construction of the AIT FACTORY, provided that 1) the Fourth Installment stipulated in Section 5.1.4 of this Agreement is duly paid by Party A to Party C, and 2) the AIT BUILDING meets Party C’s requirements of construction of the AIT FACTORY as set forth in Annex 2. In addition, the electrical load, water supply, pollution discharge system, and the clear roads around the AIT BUILDING shall meet Party C’s requirements for the purpose of performing the Services under the Agreement.

3.2.2 丙方同意将AIT厂房作为AIT工厂的工作场所，丙方或丙方指定的有资质的第三方将为 AIT工厂的建设提供建议和支持，条件是 1） 甲方按照本协议第5.1.4条规定向丙方支付第四期付款， 及2）该AIT厂房符合本协议附件 2规定的规格条件。另外，该AIT厂房的电力负荷、供水、排污及周边道路畅通等条件均应满足丙方为提供本协议项下的服务而提出的要求。

3.2.3 If the AIT BUILDING does not meet Party C’s requirements of construction of the AIT FACTORY as set forth in Annex 2 of this Agreement, Party C will not be obligated to use the AIT BUILDING nor provide any advice or carry out any work related to the Construction of the AIT FACTORY.

3.2.3 如果该AIT厂房不符合丙方在本协议附件2中列明的规格条件，丙方则无义务使用该 AIT厂房并不会就AIT工厂建设提供任何意见或开展任何相关工作。

3.2.4 Party C or a qualified third party engaged by Party C will carry out decoration on the basis of the AIT BUILDING in order to meet the construction requirements of the AIT FACTORY.	3.2.4 丙方或丙方指定的第三方将在AIT厂房的基础上对其进行装修，以达到 AIT工厂建设需求。

3.2.5 Party C will determine, in its sole discretion, the quantity and type of technology and equipment that it is required to assemble, integrate, and test satellite using the AIT FACTORY. All equipment, instrument, apparatus, and the interior decoration of the AIT BUILIDNG shall belong to Party C, and Party C or a third party designated by Party C shall take back all such equipment, instrument, apparatus and interior decoration (if necessary) free of charge once this Agreement is terminated or expired.

3.2.5 丙方将自行决定该AIT工厂中用于组装、集成、测试的技术和设备的数量和类型。所有 AIT工厂之设备、仪表仪器均为丙方之财产，本协议解除或终止后将由丙方或丙方指定的第三方予以收回。

3.2.6 After the construction of the AIT FACTORY and the formation of a qualified team, Party B and Party C shall ensure potentially [***].	3.2.6 AIT工厂及合格的团队建设完成后，乙方和丙方应确保[***]。

3.3 Use of the AIT BUILDING	3.3 AIT工厂的使用

3.3.1 Party A agrees to provide the AIT BUILDING to Party C free of charge for at least [***] after Party C approves the completion of the AIT BUILDING and all the statutory registration and filing formalities are duly completed and all necessary approvals and permits are duly obtained by Party A for the AIT BUILDING.

3.3.1 丙方确认AIT厂房符合本协议附件2所列之规格条件，且甲方为该 AIT厂房办理完毕所有注册登记手续且取得所有审批和许可后，甲方应将 AIT厂房免费提供给丙方使用，使用期限至少为[***]。

3.3.2 If Party C determines, in its sole discretion, that the AIT BUILDING meets requirements set forth in Annex 2 of this Agreement with all statutory registration and filing formalities are duly completed and with all necessary approvals and permits are duly obtained and provided that Party A is current on the payment of the Services Fees, Party C will notify Party A of its approval and Party C will commit to using the AIT BUILDING for AIT FACTORY until the earlier of (i) ten (10) years after providing such notice to Party A, or (ii) the termination or expiration of this Agreement. Party A and Party C shall negotiate whether to use the AIT BUILDING or the AIT FACTORY for a longer period of time.

3.3.2 如果丙方确认该AIT厂房满足本协议附件2之要求，且该AIT厂房办理完毕所有法定登记注册手续并取得所有法定审批及许可后且届时甲方应支付的服务费已支付，丙方将通知甲方将该 AIT厂房用于AIT工厂厂房直到（i）该通知送达甲方之日起10年，或（ii）本协议终止或到期，二者间先到者为准。甲丙双方可就是否延长 AIT厂房或AIT工厂的使用期限进行协商。

3.3.3 If Party C chooses to use the AIT BUILDING, Party A will have no right to use or manage the AIT BUILDING for so long as Party C uses the AIT BUILDING nor lease the AIT BUILDING to any other third party.

3.3.3 如果丙方选择使用该AIT厂房，则在丙方使用该AIT厂房期间甲方将无权使用或管理该AIT厂房, 亦不得将该AIT厂房租赁给第三方。

3.4 Marketing Activities	3.4 市场活动

3.4.1 During the term of this Agreement, Party C will cooperate with Party A to perform certain marketing activities that are agreed upon in writing in advance, by way of example, Party A visits to the satellite launches site(s), headquarters base (Uruguay) and AIT Facility, and business development activities with local government subject to and in compliance with Party B’s policies.

3.4.1 在本协议期间，在遵守乙方政策的前提下，丙方将配合甲方开展事先书面约定的市场活动，如卫星发射场、总部基地（乌拉圭）、 AIT设施参观考察等活动及与当地政府开展的业务拓展活动。

3.4.2 Party C will provide marketing materials to Party A, including at least [***] and other publicity materials.	3.4.2 丙方为甲方提供至少[***]及宣传素材等。

3.5 Authorized Representative	3.5 授权代表

3.5.1 During the term of this Agreement, Party C agrees to permit Mr. Liu Hui, the CEO of Party A, to represent Party C via-à-vis the local government and to communicate with the local government as a representative of Party C for certain, limited and pre-agreed upon matters, provided that Mr. Hui and Party A comply with all applicable laws and Party B’s policies then in effect and further provided that neither Mr. Hui nor Party A will bind Party C to any commitment, contract, or legal obligation without Party C’s prior written consent.

3.5.1 在本协议期间，丙方同意授权甲方首席执行官刘辉先生以丙方代表的身份在某些特定、限定及事先同意的事项中代表丙方与当地政府进行面对面沟通交流。刘辉先生及甲方须遵守适用法律及乙方届时有效的政策，且刘辉先生及甲方均不可在没有丙方事前书面许可的同意下将丙方置于任何承诺、合同或法律义务中。

3.5.2 Mr. Liu Hui, other Party A’s personnel who will play a substantial role during the term of this Agreement, and personnel from Party C interfacing with Party A shall complete anti-corruption compliance training as mandated by Party B. Party A will review and acknowledge Party B’s Anti-Corruption and Anti-Bribery Policy included as Annex 4 and Annex 5 hereto.

3.5.2 刘辉先生、其他将在本协议期间发挥实质作用的其他甲方人员以及与甲方配合的丙方员工应完成乙方依据法律设定的反腐败合规培训。甲方应审阅并确认乙方的反腐败和反贿赂政策，该政策参见本协议附件 4和附件5。

3.5.3 The following requirements shall be met by Mr. Liu Hui on behalf of Party C during the term of this Agreement: (i) requiring that a representative from Party C be present when Mr. Liu Hui meets with Chinese officials on behalf of Party C; (ii) requiring detailed reports of any such meetings or discussions; or (iii) other similar monitoring controls designed to protect against the risk that Party A or Mr. Liu engage in improper conduct on behalf of Party C.

3.5.3 本协议期间，在刘辉先生作为丙方代表的事项中，需满足以下要求：(i) 刘辉先生代表丙方与中国官员见面时应有一名丙方代表在场； (ii)关于会议或讨论内容需要提供详细的报告；或(iii) 其他类似的监控措施，旨在避免甲方或刘辉先生代表丙方涉及到不当行为中的风险。

3.6 Ground Station	3.6 地面站

3.6.1 Party C will provide technical support of satellite data downlink for the self-built ground station of Party A, so as to ensure that Party A’s ground station can receive data related to this Agreement (if the ground station meets Party C’s requirements of the ground station). Party B or a third party designated by Party B may provide support or assistance to Party C for such technical support if needed.

3.6.1 丙方为甲方自建的地面站提供卫星数据下行的技术对接，确保甲方地面站（满足丙方对地面站要求的情况下）可接收与本协议相关的数据。如有需要，乙方或乙方指定的第三方可以向丙方提供技术支持或协助。

3.6.2 If Party B and/or Party C uses Party A’s ground station to download imagery out of the AOIs designated by Party A, Party B and/or Party C should pay for such usage, and additional agreements should be signed according to specific conditions.

3.6.2 如乙方及/或丙方使用甲方地面站下载甲方指定的兴趣区（AOIs）之外的图像，乙方及/或丙方则需要向甲方额外支付费用，并根据具体情况另行签订合同。

4. TERM	4. 协议期限

4.1 The term of this Agreement shall commence on the Agreement Effective Date, as amended and reinstated as at the Amended and Restated Date and continue for [***] after the Go Live Date.	4.1 本协议期限自协议生效日起算，并于补充和重申日进行补充和重申，并于上线日期之日起延续 [***]。

4.2 Should the Parties intend to extend the term of this Agreement, a written agreement shall be made no less than three months prior to the expiration of the original Agreement term.	4.2 如各方同意延长本协议期限，则各方应在本协议初始期限届满前三个月之前达成续期的书面协议。

5. SERVICE FEE AND PAYMENT SCHEDULE	5. 服务费及付款计划

The total service fee under this Agreement shall be USD38,236,320.00 (“Services Fee”). The Services Fee payment schedule shall be as follows:	本协议项下服务费总计美元叁仟捌佰贰拾叁万陆仟叁佰贰拾元整（ USD38,236,320.00）。付款安排如下：

5.1 The first payment stage of this Agreement shall commence on the Effective Date and shall continue, as follows:	5.1 本协议第一付款阶段应自本协议生效日起并继续如下：

5.1.1 The first installment is USD $1,000,000 (“First Installment”) which shall be paid to Party B by Party A within two months as from the Effective Date as deposit of the service (the “Deposit”), and Party B shall issue an invoice indicating the deposit.

5.1.1 第一期付款金额为美元壹佰万元整（USD1,000,000）（“第一期付款”）,甲方应在本协议生效日起两个月内以服务保证金（ “保证金”）的形式向乙方支付此款项，乙方应就甲方支付的保证金向甲方开具相应票据。

5.1.2 The second installment is USD $1,072,720 (“Second Installment”) and it shall be paid to Party C by Party A no later than January 15th 2020;	5.1.2 第二期付款金额为美元壹佰零柒万两千柒佰贰拾元整（USD1,072,720 ）（第二期付款）, 甲方应在2020年1月15日前向丙方支付此款项。

5.1.3 The third installment is USD $1,060,000 (“Third Installment”) and it shall be paid to Party C by Party A on December 31, 2020. Party A acknowledges that as of the Amended and Restated Date this payment has not been settled and it commits to settling the Third Installment by no later than October 29th, 2021.

5.1.3 第三期付款金额为美元壹佰零陆万元整（USD1,060,000）（“第三期付款”）, 甲方应在2020年12月31日之前向丙方支付。甲方承认，截至补充及重申日，本期付款尚未结清，甲方承诺不迟于 2021年10月29日结清第三期付款。

5.1.4 The fourth installment is USD $ 3,180,000 (“Fourth Installment”) and it shall be paid to Party C by Party A upon the earlier of : (i) April 1st, 2022, or (ii) the completion of the AIT Building including all the compulsory registration/filing formalities duly finished (if required by the applicable Chinese laws and regulations) and all the statutory approvals or certificates obtained (if required by the applicable Chinese laws and regulations) in accordance with Party C’s requirements, as determined by Party C in accordance with the terms set forth in Annex 2. In case the payment is not paid by Party A to Party C as of the Fourth Installment due date), Party C reserves the rights of not using the AIT Building as the working place for the AIT Factory.

5.1.4 第四期付款金额为美元叁佰壹拾捌万元整（USD3,180,000）（“ 第四期付款”）,甲方应在以下条件之一成就时向丙方支付，以二者中先成就者为准： 1）2022年4月1日；或者2）AIT 厂房根据丙方要求（见附件2）建设完成并办理完毕所有法定注册登记手续并获得所有法定审批或许可之日。如果第四期付款到期日）甲方未向丙方支付该款项，丙方保留不利用该 AIT厂房作为AIT工厂的工作场所的权利。

5.1.5 The fifth installment is USD $1,060,000 (“Fifth Instalment”) and shall be paid to Party C by Party A by no later than June 1st, 2025.	5.1.5 第五期付款金额为美元壹佰零陆万元整（USD1,060,000）（“第五期付款”）, 甲方应在2025年6月1日之前向丙方支付此款项。

5.1.6 Party B or Party C shall refund deposit (USD1,000,000) to Party A within one week upon Party C receives the Fifth Installment stipulated in Section 5.1.5 of this Agreement.	5.1.6 在丙方收到本协议第5.1.5条规定之第五期付款后一周内，乙方或丙方向甲方返还保证金，金额为美元壹佰万元整（ USD1,000,000）。

5.2 The second payment stage of this Agreement, shall commence on the GO LIVE DATE and continue for ten (10) years thereafter. Starting Seven (7) months after the GO LIVE DATE, Party A shall make Service Fee payments to Party C on a quarterly basis of seven hundred and ninety six thousand five hundred and ninety U.S. dollars (USD $ 796,590) .The payment dates in each year shall be January 10th for the first quarter of the year, April 10th for the second quarter of the year, July 10th for the third quarter of the year and October 10th for the fourth quarter of the year. Where the scheduled payment date happens to be the public holiday or the weekend, the payment shall be postponed to the first working date after the holiday.

5.2 本协议第二付款阶段，自上线日期之日起至其后十（10）年。在上线日7个月后，甲方应按季度向丙方支付第三年至第十二年的服务费，每季度服务费为美元柒拾玖万陆仟伍佰玖拾元整（ USD 796,590）。具体付款日期为每年的一月十日、四月十日、七月十日及十月十日。如原定付款日恰逢公众假期或休息日，则付款将推迟至该公众假期或休息日过后的第一个工作日。

5.3 In accordance with Section 2.1.1, Party A shall pay Party C for any Imagery usage capacity over the Services Caps on an annual basis in the event the capacity usage exceeds the agreed Services Caps. Party C will invoice Party A at a rate of [***] per square kilometer for the excess over the agreed upon Services Caps as part of the Service Fees.

5.3 根据第2.1.1条的规定，如果超过约定的服务上限，甲方应按年度向丙方支付超过服务上限的任何卫星图像使用费。超出双方同意的服务上限的服务，丙方将按照 [***]的费率向甲方开具发票，作为服务费的一部分。

5.4 Party C will issue an invoice indicating the Service Fees that are owed in accordance with the invoicing schedule set forth in this section 5 of the Agreement.	5.4 丙方应依照本协议第5部分约定付款计划开具每期服务费发票。

5.5 The First Installment was paid to Party B by Party A under this Agreement shall be paid to foreign bank account designated by Party B. Parties confirm that the First Installment stipulated in Section 5.1.1 of this Agreement has been duly paid by Party A to the foreign bank account designated by Party B.

5.5 本协议下，甲方应将第一期付款支付至乙方指定国外银行账户。各方确认，甲方已将本协议第 5.1.1条规定的第一期付款支付至乙方指定的如下国外银行账户：

Name of the bank	[***]
Address of the bank	[***]
ROUTING & TRANSIT	[***]
SWIFT CODE	[***]
For CREDIT OF （Account name）	[***]
ADDRESS OF (company)	[***]
FINAL CREDIT ACCOUNT#	[***]

Payment of all Services Fees shall be made to the bank account designated by Party C as follows:

开户行名称	[***]
开户行地址	[***]
ROUTING 编码	[***]
SWIFT编码	[***]
户名	[***]
公司地址	[***]
公司账号	[***]

所有服务费应付至丙方指定的如下银行账户：

Account Details
Customer ID: [***]
Customer’s Name [***]
Account Number	Currency		Account Details
[***]	[	***]	[	***]
Branch Address	[	***]
Branch Address	[	***]
CNAPS Code	[	***]
SWIFT CODE	[	***]

账户信息
客户号: [***]
客户名称： [***]
账号	币种	账户类型
[***]	[***]	[***]
开户银行名称	[***]
银行地址	[***]
CNAPS 代码	[***]
SWIFT 代码	[***]

5.6 The Parties agree to cooperate with each other (a) to reduce any required income tax, or other applicable tax, to the fullest extent permitted by applicable law (including, without limitation, filing any appropriate certificates of tax exemption); and (b) to seek credit for income tax payments, or other applicable tax payments, that have already been remitted.

5.6 各方同意互相协助，以便（a）在法律允许的最大范围内减少所缴纳的所得税或其他适用税款（包括但不限于提交任何适当的免税证明）；及（ b）以已经缴纳的所得税或其他适用税款抵免。

5.7 All costs and expenses incurred in the foreign currency exchange and cross-border remittance should be borne by Party A.	5.7 因外汇兑换及跨境汇款产生的相关费用应由甲方承担。

5.8 The Second, Third, Fourth and Fifth Installments, and all the installments of the second stage of this Agreement, paid to Party C by Party A, shall be paid to the bank account of Party C in RMB, according to the foreign exchange selling rate published by the People´s Bank of China on the payment date. All taxes related to such service fee and the performance of this Agreement shall be borne by Party C. Party A shall assist Party C to communicate with the local government for tax refund.

5.8 本协议第二期、第三期、第四期、第五期及第二阶段的所有付款，甲方应根据支付当日中国人民银行公布的外汇卖出汇率，将上述服务费以人民币支付至丙方银行账户。在此类服务费款项支付及履行本协议相关内容过程中产生的税费应由丙方承担。甲方应就税费返还事宜协助丙方与地方税务机关进行沟通。

5.9 All taxes related to the Services fee and the performance of this Agreement shall be borne by Party C.	5.9 在此类服务费款项支付及履行本协议相关内容过程中产生的其他税费应由丙方承担。

5.10 In the event any amount due to Party C by Party A under this Agreement shall remain unpaid from the date it shall have become due, then Party C shall be entitled to charge Party A interest in respect of such outstanding amount at a rate of two percent (2%) per month (an annual rate of 24%) from the date such amount shall have become due until payment of such amount shall be received in full by Party C.

5.10 根据本协议应由甲方向丙方支付的所有服务费自到期之日未足额支付，丙方有权自该服务费到期之日起至该笔服务费足额付至丙方之日止就未支付部分的款项以每月 2%（年利息率24%）的利率向甲方收取逾期付款利息。

6. RIGHTS AND RESPONSIBILITIES OF THE PARTIES	6. 各方权利及义务

6.1 Party A’s rights and responsibilities	6.1 甲方的权利及义务

6.1.1 Use of the Imagery

Party A is entitled to accept and use the Imagery provided by Party C. Party A may process and alter the Imagery in order to derive desired information. Party A may create analytics or derivative Imagery based (in whole or in part) on the Imagery (“Derivatives”). Party A may distribute such Derivatives outside of Party A’s organization only to Party A’s own customers, provided that Party A binds each recipient of the Derivatives to terms that are at least as protective of Party B as this Agreement and that prohibit any other use or distribution of the Imagery and/or DERIVATIVES.

6.1.1 使用卫星图像 甲方有权接收并使用乙方提供的卫星图像。甲方可对卫星图像进行处理或更改以便获得其所需要的信息，亦可在卫星图像（部分或全部）基础上进行解析或衍生（“衍生图像”）。在甲方要求其衍生图像接收方依照本协议项下同等程度对乙方予以保护并禁止该等接收方将卫星图像及/或衍生图像用作他用的前提下，乙方允许甲方将衍生图像提供给甲方客户使用。

6.1.2 Party A is not allowed to use the satellite Imagery for any illegal purposes which are strictly forbidden by the existing Chinese laws and regulations.	6.1.2 甲方不得将卫星图像用于现行中国法律法规严格禁止的用途。

6.1.3 Payment Party A shall pay the Services Fees to Party C in accordance with the amounts and schedules indicated in the section 5 of this Agreement.	6.1.3 付款 甲方应依照本协议第5条规定的金额和付款计划向丙方支付服务费。

6.1.4 Naming Plan Party A shall confirm the number of naming satellites and specific names at least six (6) months before the launch date.	6.1.4 命名计划 甲方需至少在发射日期前6个月确认命名卫星的数量及具体名称。

6.1.5 [***]

During the term and subject to Party B’s and Party C’s confidentiality obligations to third parties, Party B and Party C agrees to provide Party A with notice if Party B or Party C receives an offer from or enters into negotiations with a third party regarding imagery licensing in China. [***].

6.1.5 [***] 在协议期间，在遵守乙方及丙方对第三方的保密义务的前提下，乙方及丙方同意，如果将来收到第三方要约或与第三方就在中国进行提供影像授权谈判，乙方及丙方将告知甲方。 [***]。

6.2 Party B’s and Party C’s Rights and Responsibilities	6.2 乙方及丙方的权利及义务

6.2.1 Accept the Service Fees Party B and Party C are entitled to accept the Service Fees paid by Party A under this Agreement.	6.2.1 接受服务费 乙方及丙方有权接受甲方支付的本协议项下约定的服务费；

6.2.2 Use satellites to provide service

Party C will utilize Party B’s Satellite Constellation to provide the Imagery under this Agreement. For the avoidance of doubts, Party C may use any satellites in Party B’s Satellite Constellation to provide the service under this Agreement.

6.2.2 使用卫星提供服务 丙方应通过乙方卫星星座提供本协议项下服务。为免生疑问， 丙方有权使用乙方卫星星座内的任何卫星提供本协议项下之服务。

6.2.3 Use of Platform Party C shall deliver the service under this Agreement via the PLATFORM and also grant access license to Party A to collect the Imagery over China under this Agreement.	6.2.3 平台使用 丙方应经由平台向甲方提供本协议项下服务，同时丙方应授权甲方有权登录平台接收本协议中的中华人民共和国的卫星图像。

6.2.4 Suspend service due to special situation

Party C may suspend Party A’s use of the PLATFORM and/or delivery of the Imagery for scheduled maintenance, providing Party C shall inform Party A in advance; or emergency maintenance, providing Party C shall inform Party A within 4 hours.

6.2.4 特殊情况推迟服务 因预定维护，在丙方提前告知甲方前提下，丙方有权暂停甲方使用平台或获取卫星图像；因紧急维护，丙方在4小时内告知甲方前提下，乙方有权暂停甲方使用平台或获取卫星图像。

6.2.5 Suspend service due to late payment by Party A

Party C may suspend Party A’s use of the PLATFORM and/or delivery of the Imagery if Party A fails to pay any payments due to Party C in full amount or in time after the Grace Period in accordance with Section 5 of this Agreement.

6.2.5 甲方迟延付款时丙方有权暂停服务 本协议第5条约定的宽限期满后甲方仍未能按时足额向丙方支付本协议规定的服务费，丙方有权暂停甲方使用平台或获取卫星图像。

6.2.6 Provision of the Imagery Service

In the event that Party C fails TO PROVIDE THE Imagery SERVICE TO Party A under this Agreement after a period of Twenty four (24) months from the EFFECTIVE DATE of this Agreement，Party A shall be entitled to claim full refund and shall be entitled to charge Party B or Party C, as the case may be, depending on whether Party B or Party C is obligated to make such payment, interest in respect to the amount already paid at a rate of two percent (2%) per month (an annual rate of 24%) from the date such amount shall have become due until payment of such amount shall be received in full by Party A.

6.2.6卫星图像服务的交付 如丙方在本协议生效贰拾肆（24）个月内不能向甲方提供本协议项下约定的卫星图像服务，甲方有权要求全额退款，并有权根据届时情况，视乙方或丙方是否有义务退款，要求乙方或丙方从应退款之日直到全额退款之日期间就甲方所支付的款项以每月2%（年利息率24%）利率向甲方支付利息。

6.2.7 Compliance of the Imagery Service

Party C has the obligation to comply at all times with all regulations and laws, specially related to remote sensing, in PRC to guarantee that Party A is receiving Imagery through this Agreement that is fully compliant with what is permitted by law.

6.2.7卫星图像服务的合法性 丙方有义务遵守中国尤其与遥感相关的法律法规，以保证甲方通过此协议获得的卫星图像是完全合法的

7. INTELLECTUAL PROPERTY	7. 知识产权

7.1 The Intellectual Property Rights (“IPRs”) in this Section refers to any and all rights in any invention, discovery, improvement, utility, model, copyright-able work, manufacturing technique, product formula, industrial design, algorithm, data structure, trade secrets, proprietary technology, or technology know-how, confidential information or any idea containing commercial value. And it also shall include any Trademark, trade dress, trade name, domain name, or other marks that serve to identify and distinguish goods or services as coming from, or falling under the control of, a single source. IPR shall include all rights of whatsoever nature in computer software and data, all intangible rights or privileges of a nature similar to any of the foregoing in every case in any part of the world and whether or not registered, and all rights in any applications and granted registrations for any of the foregoing rights.

7.1 本条所称知识产权系指针对以下任何一项所拥有的权利：发明、发现、改进、实用新型、外观设计、有著作权的作品、生产工艺、产品配方、工业设计、算法、数据结构、商业秘密或专有技术、技术诀窍、保密信息或具有商业价值的想法。知识产权还包括商标、装潢、商号、域名，以及表明或突出某一货物或服务来源于某一实体或受某一实体控制的其他标记。知识产权包括所有针对计算机软件及数据的任何性质的权利，在世界任何地区与上述权利性质类似的所有无形权利或特权，无论是否登记注册，还包括上述权利的申请权以及登记权。

7.2 Party A and Party C agree and acknowledge that the ownership of or other related rights in the IPRs of the satellite Imagery and LICENSED MATERIALS provided by Party C to Party A for the purpose of this Agreement shall always belong to Party B, and Party A in no case shall have the right to claim for the ownership or any other related interests in such IPRs. Party B’s IPRs ownership on such Imagery shall be clearly indicated whenever Party A uses such Imagery through any open channel. All rights not expressly granted in this Agreement are hereby reserved by the respective Parties.

7.2 甲方及丙方同意并认可本协议项下由丙方提供给甲方的卫图影像及授权材料的知识产权或与之有关的一切权利应始终属于乙方，甲方在任何情况下均不得对该等知识产权主张所有权。甲方在任何公开渠道适用该卫星图像时，应标明该卫星图像的知识产权归乙方所有。未经本协议明确授权的权利分别属于各方各自所有。

7.3 Except as expressly set forth in this Agreement, Party A will have no rights to use, manufacture, or license any of Party B’s technology or intellectual property.	7.3 除非本协议中明确规定，否则甲方将无权使用、制造或许可乙方的任何技术和知识产权。

7.4 The obligations contained in this section 7 of this Agreement shall continue beyond the termination of this Agreement and shall be binding upon Party A’s assigns, executors, administrators and other legal representatives.

7.4 本协议第7条规定的义务在本协议解除/终止后应继续有效，并对甲方的受让人、执行人、管理人及其他法定代理人有约束力。

8. CONFIDENTIALITY	8. 保密责任

8.1 During the performance of this Agreement, each Party will have access to trade secrets of the other Party.	8.1 在履行本协议的过程中各方都有机会接触到对方的商业秘密。

8.2 All Parties expressly acknowledge the confidentiality and the Intellectual Property character of trade secret, each Party undertakes to retain in confidence trade secret and guarantees that its employees, representatives and agents will retain in confidence the same in accordance with this Agreement.

8.2 各方明确承认商业秘密的保密性和知识产权性质，且承诺根据本协议条款规定对商业秘密进行保密，并保证其各自雇员、代表和代理人等做出同样承诺。

8.3 Each Party or any of its employees, representatives or agents shall not be released from their confidentiality obligations under this Agreement in any case unless: a) trade secret becomes public; or b) the other Party has released it from such obligation in writing, even if this Agreement is terminated.

8.3 任何一方或其雇员、代表和代理人在任何情况下都不得免除其在本协议项下承担的保密义务，即使本协议因某一原因已终止，除非：a) 商业秘密已经被公众知晓；或者b) 另一方已通过书面方式免除其保密义务。

9. LIMITATION ON LIABILITY	9. 责任限制

Except for liability arising based on a breach of Section 6 of this Agreement, claims required to be indemnified under Section 10 or liability arising based on breach of Section 13.6), (i) in no event will either Party be liable under any theory of liability (whether in contract, tort, negligence, statute or otherwise) for consequential, special, exemplary, punitive or other indirect damages of any kind (including but not limited to lost profits or substitution of services), regardless of the form of action, even if the claim was reasonably foreseeable or if the other Party was advised of the possibility of such damages; and (ii) in no event will the aggregate liability of either Party under any and all claims arising out of this Agreement (other than for claims for payment of amounts due) exceed [***]. The foregoing provisions shall be enforceable to the maximum extent permitted by applicable law.

除因违反本协议第6条而引起的责任外， 因本协议第10条提起的损害赔偿或因第13.6条引起的违约责任 (i) 不管采取何种形式的行动，任何一方基于任何责任（无论是在合同、侵权、过失、法规或其他方面）对任何后果性、特殊性、惩戒性、惩罚性或其他间接损害（包括但不限于利润损失或服务替代）都不承担责任，即使索赔是合理可预见的或者另一方已被告知该损害的可能性；及(ii) 任一方基于本协议项下引起的任何及所有赔偿责任（除了申请支付的到期款项外），不能超过 [***]。上述规定应在适用法律允许的最大范围内执行。

10. DEFENSE, INDEMNITY AND HOLD HARMLESS	10. 抗辩，赔偿及免受损害条款

One party (“DEFAULTING Party”) shall defend, indemnify and hold harmless other party (“INJURED Party”) and its affiliates, shareholders, officers, directors, employees and agents from and against all claims, costs, damages, expenses, settlements, awards, demands and liability of any other nature or kind whatsoever, including but not limited to, reasonable attorney’s fees, court costs, costs of appeal and expert witness fees, to the extent such are caused, in whole or in part, by any act, omission or default of the DEFAULTING Party; except that, such indemnification under this section 10 shall not include claims of, or damages resulting from, gross negligence, or willful, wanton or intentional misconduct of INJURED Party.

一方（“过错方”）须向对方（“受损害方”）和其关联方、股东、高级职员、董事、雇员和代理赔偿由于或是部分由于过错方的行为、疏忽或违约而导致的一切索赔、花费、损失、费用、清偿、裁判、要求和责任（无论其是何种类型），包括但不限于：合理的律师费、诉讼费、上诉费、专家证人费，同时过错方须为受损害方和其股东、高级职员、董事、雇员和代理就由于或部分由于过错方的行为、疏忽或违约而导致的上述索赔、花费、损失、费用、清偿、裁判、要求和责任（无论其是何种类型）进行抗辩且使其免受该等损害。但是，本第10条下的赔偿不包括那些因受损害方的重大疏忽、故意、放任或蓄意不当的行为导致的索赔或损失。

11. EARLY TERMINATION OF THIS AGREEMENT	11. 协议的提前解除

11.1 Party B or Party C may, without prior notice, in writing terminate this Agreement forthwith if Party A:	11.1 甲方有下列情形时乙方或丙方可在没有事先通知的情况下，即刻书面通知解除本协议：

11.1.1 is in violation of any of the obligations under this Agreement;	11.1.1 违反本协议项下的任何义务；

11.1.2 fails or refuses to pay Service Fee in accordance with Section 5 of this Agreement after the expiration of the Grace Period agreed by Party C;	11.1.2 未能按照、或者拒绝按照本协议第5条之规定向丙方支付服务费，且在丙方同意的宽限期满后仍未支付；

11.1.3 acts in any way which materially prejudices the interests of Party B and/or Party C.	11.1.3 做出任何有损乙方及/或丙方利益的行为。

11.2 Party A may, without prior notice, in writing terminate this Agreement forthwith if Party B or Party C:	11.2 乙方或丙方有下列情形时甲方可在没有事先通知的情况下，即刻书面通知解除本协议：

11.2.1 are in violation of any of the obligations under this Agreement;	11.2.1 违反本协议项下的任何义务；

11.2.2 fails or refuses to offer service and support according Section 2 and Section 3 of this Agreement after negotiation with Party A; or	11.2.2 未能按照、或者拒绝按照本协议第2条、第3条之规定向甲方提供服务和支持,且在与甲方协商后仍未完成；或

11.2.3 acts in any way which materially prejudices the interests of Party A.	11.2.3 做出任何有损甲方利益的行为。

12. FORCE MAJEURE	12. 不可抗力

12.1 “Force Majeure” shall mean all events which are beyond the control of Parties to this Agreement, and which are unforeseen, unavoidable or insurmountable, and which arise after the EFFECTIVE DATE and which prevent total or partial performance by any of the Parties. Such events shall include earthquakes, typhoons, flood, fire, war, failures of international or domestic transportation, acts of government or public agencies, epidemics, pandemics, civil disturbances, social strikes and any other event which cannot be reasonably foreseen, prevented or controlled.

12.1 “不可抗力”是指本协议各方无法控制、无法预见、无法避免或不可克服的、在本协议生效日之后产生而使任何一方无法全部或部分履行本协议的事件，包括地震、台风、洪水、火灾、战争、国际或国内运输停止、政府或公共机构的行为、传染病、大流行病、民事骚乱、社会罢工及其他不能合理预见、防止和控制的事件。

12.2 If an event of Force Majeure occurs, a Party’s contractual obligations affected by such an event shall be suspended during the period of delay caused by the Force Majeure and the period for performing such obligations shall be extended, without penalty, for a period equal to such suspension.

12.2 如果发生不可抗力事件，受该事件影响的一方的协议义务在不可抗力影响的期间暂停履行。履行上述义务的期间应延长一段相当于暂停履行的期间，且不应受到惩罚。

12.3 In the event of Force Majeure, the Parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

12.3 如果发生不可抗力，各方应立即协商以寻求合理的解决办法并应采取一切合理努力将不可抗力所产生的后果降到最低限度。

13. GENERAL	13. 一般性条款

13.1 Any notice between the Parties shall be made in writing and in both English and Chinese by express mail, registered mail or Email. Unless otherwise notified in writing, all notices and communications shall be delivered to the appropriate correspondence addresses set in the beginning of this Agreement:

13.1 一方向另一方发出的任何通知均应以英文和中文书就，并通过专递信函、挂号信或电子邮件的方式送达。 除非接到书面通知，所有的通知和通信都通过以下地址送达到对方：

To Party A:

Mr. Lui Hui

Address: Room301, 3rd floor, Building 4, Zone 3, Ruigu, east to Chuangjing South Road, north to Xincheng Road, Huiji District, Zhengzhou, China

Telephone: [***]

Email: [***]

To Party B:

Mr. Emiliano Kargieman

Address: Kingston, Chamber, P.O Box173, Road Town, Tortola, British Virgin Islands

Telephone: [***]

Email: [***]

To Party C:

Satellogic China Ltd.

Room701, 7th floor, Building 4, Zone 3, Ruigu, east to Chuangjing South Road, north to Xincheng Road, Huiji District, ZhengzhouMr. Zhao Kun

Telephone: [***]

Email: [***]

至甲方：

联系人：刘辉先生

联系地址：郑州市惠济区新城路北创境南街东睿谷三区4号楼三层301号

联系电话：[***]

电子邮箱： [***]

至乙方：

联系人：Emiliano Kargieman先生

联系地址：Kingston, Chamber, P.O Box173, Road Town, Tortola, British Virgin Islands

联系电话：[***]

电子邮箱：[***]

至丙方：

微星逻辑（郑州）科技有限公司

联系人：赵坤先生

联系地址：公司注册地址为郑州市惠济区新城路北创景南街东睿谷三区4号楼7层701号

联系电话：[***]

电子邮箱：[***]

13.2 Should any Section of this Agreement be, for any reason whatsoever, invalid or unenforceable, the remaining sections shall not be affected by this invalid or unenforceable provision. Therefore Parties undertake to renegotiate the said invalid or unenforceable section in order to restate the said section as nearly as possible with the original intention of Parties in accordance with the governing laws.

13.2 本协议的任何条款无论因任何原因无效或不可执行，则其余条款不应受此无效或不可执行条款的影响。在此情形下，各方承诺重新协商该无效或不可执行的条款，以便能够按照最接近各方初始意思的方式根据适用法律重新表述该条款。

13.3 This Agreement may not be assigned by any Party without the prior written consent of the other Party, except that Party B may assign it within the Nettar Group Inc. companies, transferor and transferee shall be jointly and severally liable to Party A. This Agreement shall be binding upon Parties’ respective permitted successors and assigns.

13.3 任何一方未经另一方事先书面同意不得将其在本协议项下的权利义务转让给任何第三方，但乙方可在 Nettar Group Inc公司内部其转让, 转让方和受让方对甲方承担连带责任。本协议应对各方各自经许可的继承者和受让方具有法律约束力。

13.4 Any waiver by Parties of any breach of, or any default under, any sections of this Agreement, will not be deemed a waiver of any subsequent breach or default and will in no way affect the other sections of this Agreement.

13.4 一方就任何对本协议任何条款的违反或违约的任何豁免，不应被视为对任何后续违反或违约行为的放弃，且不对本协议的其他条款产生任何影响。

13.5 This Agreement is made in double column both English and Chinese, in case of any discrepancy between two versions, the Chinese version shall prevail. This Agreement shall be made in triplicate and each Party holds one copy with the same legal effectiveness.

13.5 本协议由中文和英文书就，中英双列并排显示，如果两个版本内容不一致，以中文版本为准。本协议正本一式三份，三方各执一份，每份文本具有同等法律效力。

13.6 This Agreement shall be governed by the laws of the People’s Republic of China. Any dispute which may arise out of or in connection with this Agreement shall be settled through friendly negotiation. Should negotiation fail to settle any disputes arising out of or in connection with this Agreement within thirty days, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration based on the relative arbitration rules by one or more arbitrators appointed in accordance with the said Rules. The arbitration proceedings shall take place in Beijing, China. The arbitral award shall be final and binding upon both Parties.

13.6 本协议适用法律为中华人民共和国法律。凡因本协议引起的或与本协议有关的任何争议应通过 各方友好协商解决。如争议未能经协商在三十日内解决，该等争议应提交至中国国际经济贸易仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁，并经由该规则指定的一名或数名仲裁员进行仲裁裁决。仲裁地为中国北京市。仲裁结果为最终结果，对 各方都具有约束力。

13.7 This Agreement, as amended and restated, contains the entire and complete agreement between Parties and supersedes all prior agreement, representations, negotiations, undertakings, memorandum and related correspondences as to the subject matter of this Agreement. For the avoidance of doubt, this Agreement supersedes the SERVICE AND COOPERATION Agreement supplemented and amended on January 4th, 2021. This Agreement and sections contained may not be modified, amended or waived, except by a written instrument duly executed by both Parties.

13.7 本协议系各方签署的全部且完整的协议，取代各方之前有关本协议事项所达成的所有合同、陈述、谈判、谅解、备忘录及相关的通信。为免生疑问，本协议取代于2021年1月4日补充和修订的《服务合作协议》。本协议及其条款未经各方签署书面文件不得变更、修改或放弃。

13.8 This Agreement shall become effective upon seal and signature by the Parties.	13.8 本协议由各方签字盖章后立即生效。

(The remainder of this page has been intentionally left blank)	（本页以下部分为有意留空）

SIGNATURE PAGE/签字页

Party A: Zhong Ke Guang Qi Space Information Technology Co., Ltd

甲方：中科光启空间信息技术有限公司

By Authorized Representative:

授权人签字：/s/ Liu Hui（刘辉）

Name（姓名）： Liu Hui（刘辉）

Title（职务）：CEO（首席执行官）

Party B：Urugus S.A.

乙方：优鲁格斯股份有限公司

By Authorized Representative:

授权代表人签字：/s/ Emiliano Kargieman

Name: Emiliano Kargieman

姓名：Emiliano Kargieman

Title（职务）：CEO（首席执行官）

Party C: Satellogic China Ltd

丙方：微星逻辑（郑州）科技有限公司

Name（姓名）：:Zhao Kun（赵坤）

Legal Representative（法定代表人）：/s/ Zhao Kun（赵坤）

ANNEX 1

附件1

[***]

ANNEX 2	附件2

AIT FACTORY BUILDING REQUIREMENTS BY PARTY C	丙方就AIT工厂厂房的要求

Approx. [***] building with adequate insulation from the elements and [***].	建筑面积约. [***]，与外界要素隔绝，高度约. [***]。

Building materials can be concrete or metal.	建筑材料可以使用混凝土或金属。

Concrete floor is adequate.	混凝土地板。

No specific requirements for building orientation	对建筑的朝向没有具体要求。

No vibration-inducing equipment or installations should be near the BUILDING site (i.e. mills, presses, heavy machinery)	建筑附近不得有任何诱发震动的设备或装置，如研磨设备、压力机或重型机械。

Three phase electric power feed	三相电源馈电。

Road access to the site should be smooth and direct to allow for proper delivery of finished fly units.	通往该地点的道路应平坦且畅通，以便运送成品飞行元件进入。

Favorable connection of the site to road network to allow for a stable, effective supply chain operation.	该地点与道路网络形成良好的连接，保证稳定、有效的供应链运行。

ANNEX 3	附件3

Documents provided by Parties	各方需提供的材料

Parties should provide documents as below no later than 1 month after the EFFECTIVE DATE of this Agreement.	各方应于本协议生效日起一个月内提供以下材料。

• Business license or bylaws	• 营业执照或章程

• The documents showing the relationship between signers and the Party.	• 签字人与甲方或乙方的关系

• Copies of passport or ID Card of the signers	• 签字人护照或身份证复印件

ANNEX 4	附件4

Anti-Bribery and Anti-Corruption Policy	反贿赂和反腐败政策

1. Nettar Group Inc. [dba Satellogic] and its subsidiaries and affiliates, are committed to transacting business with integrity, acting ethically and legally in accordance with all applicable global anti-bribery and anti-corruption laws, such as the UK Bribery Act of 2010, the Dutch Criminal Code Article 177, the Spanish Criminal Code, the Argentine Criminal Code, and the US Foreign Corrupt Practices Act (the “FCPA”). As part of this commitment, Company policy prohibits any participation or involvement in bribery or corruption in any country in which the Company directly or indirectly conducts business.

1. Nettar 集团股份有限公司（业务名称为Satellogic）及其子公司和关联公司致力于诚信经营，按照所有适用的全球反贿赂和反腐败法律行事，如 2021年英国反贿赂法、荷兰刑法典第177条、西班牙刑法典、阿根廷刑法典和美国反海外腐败法（ “FCPA”）。作为这一承诺的一部分，公司政策禁止与公司直接或间接开展业务的合作方在任何国家参与或卷入贿赂或腐败。

2. This Anti-Bribery and Anti-Corruption Business Policy (the “Policy”) applies to anyone who acts on behalf, or in the interest, of the Company – including but not limited to joint venture and other business Resellers, agents, Consultants and consultants (hereinafter collectively referred to as “Business Resellers”) and their directors, officers, and employees wherever located (collectively referred to herein as “Business Associates”) with respect to their activities in regard to the Company – to comply with all applicable anti-bribery and anti-corruption laws and the Policy.

2. 本反贿赂和反腐败企业政策（以下简称“政策”）适用于任何代表公司或为公司利益行事的人—包括但不限于合资企业和其他业务经销商、代理商、顾问和咨询师（以下统称为 “业务经销商”）及其董事、官员和雇员，无论他们位于何处（以下统称为 “业务伙伴”），在其与公司有关的活动中，遵守所有适用的反贿赂和反腐败法律以及本政策。

3. Business Associates may not take any actions for the purpose of circumventing these requirements. For example, a Business Associate may not ask or otherwise use a third party to do that which is forbidden by this Policy.

3. 业务伙伴不得采取任何行动来规避这些要求。例如，业务伙伴不得要求或以其他方式使用第三方做本政策禁止的事情。

General Requirements to Prevent Bribery and Corruption	避免贿赂和腐败的一般要求

4. Business Associates may not directly or indirectly make, promise, approve, authorize or offer to give to anyone – or accept or solicit from anyone – anything of value (including but not limited to cash payments) to improperly induce the recipient to take (or to refrain from taking) action that would bestow a commercial benefit or advantage on the Company or any other party.

4. 业务伙伴不得直接或间接作出、承诺、批准、授权或提议给予任何人— 或接受或向任何人索取—任何有价值的东西（包括但不限于现金付款），以不适当地诱使接受者采取（或不采取）会给公司或任何其他方带来商业利益或优势的行动。

5. Giving things of value to family members, close associates or favored organizations of business Resellers, potential business Resellers or public officials should follow the same limitations set forth for gifts, entertainment and hospitality generally, as such actions may be interpreted as attempts to circumvent these rules.

5. 向家庭成员、亲密伙伴或业务经销商、潜在业务经销商或政府官员赠送有价值的物品应遵循一般对礼物、娱乐和招待所规定的限制，因为这类行为可能被解释为试图规避这些规则。

Dealing with Public Officials	对于公职人员

6. While it is the policy of the Company to prohibit bribery of any kind (in both the private and public sectors), interactions with Public Officials (defined below) must be monitored especially closely due to the increased risk for violations of applicable anti-bribery and anti-corruption laws. Bribery of Public Officials is against the law in every country and often carries criminal penalties for both the individual and the company. Accordingly, any financial or business dealings, and any gifts or entertainment/hospitality, involving such persons will be scrutinized with particular care, both by the Company and by people outside the Company.

6. 公司的政策禁止任何形式的贿赂(不论在私人企业还是公共部门 )，同时必须特别密切监控与政府官员(定义如下 )的互动，因为违反适用的反贿赂和反腐败法律的风险增加。贿赂公职人员在每个国家都是违法的，通常对个人和公司都处以刑事处罚。因此，公司和公司外的人员将对涉及上述人员的任何财务或业务交易，以及任何礼物或娱乐 /招待进行特别仔细的审查。

7. In addition, many countries have laws against the bribery of Public Officials in countries other than their own. Therefore, it is important to remember that any such bribe would create problems for the Business Reseller and the Company in more than one legal jurisdiction. Thus, all interactions with Public Officials should adhere scrupulously to this Policy in order to avoid any appearance of impropriety on behalf of the Business Reseller or the Company.

7. 此外，许多国家在本国以外的其他国家都有反对贿赂公职人员的法律。因此，重要的是要记住，任何此类贿赂都会给业务经销商和公司在多个法律管辖区造成问题。因此，与政府官员的所有互动都应严格遵守本政策，以避免业务经销商或公司出现任何不当行为。

8. For the purposes of this Policy, a “Public Official” includes: (i) any officer or employee of a government or any department, agency or instrumentality thereof (including a government-owned or government-controlled state enterprise or a state-run facility or system) or of a public international organization, such as the United Nations or the World Bank; (ii) any person acting in an official capacity for or on behalf of a government or government entity or of a public international organization, any political party or party official or any candidate for political office (including, for example, consultants who hold government positions, employees of companies owned or controlled by governments, civil servants, administrative and judicial officers, political candidates and members of the military). Though they are not themselves Public Officials, interactions with family members of, and others closely associated with, Public Officials are subject to the same restrictions as interactions with Public Officials.

8. 就本政策而言，“公职人员”包括:(i)政府或其任何部门、代理处或机构 (包括政府拥有或控制的国有企业或国有设施或系统)或公共国际组织(如联合国或世界银行)的任何官员或雇员;(ii) 以官方身份为政府或政府实体或公共国际组织、任何政党或政党官员或任何政治职位候选人行事的任何人 (例如，包括担任政府职位的顾问、政府拥有或控制的公司的雇员、公务员、行政和司法官员、政治候选人和军队成员 )。尽管他们本身不是公职人员，但与公职人员的家庭成员以及与公职人员有密切联系的其他人的交往受到与公职人员交往相同的限制。

9. Business Resellers and their Business Associates are not permitted to directly or indirectly make or offer facilitation payments. A “facilitation payment” is a nominal payment to a Public Official to secure or expedite the performance of a routine, non-discretionary governmental action. Examples of facilitation payments include payments to expedite the processing of licenses, permits or visas for which all paperwork is in order. If a Business Associate receives or becomes aware of a request or demand for a facilitation payment or bribe in connection with work for the Company, the Business Associate must report such request or demand promptly to his or her primary supervisor or the Company’s Compliance Officer before taking any further action.

9. 业务经销商及其商业伙伴不允许直接或间接地提供便利费。“便利费”是给公职人员的一笔名义上的款项，以确保或加快执行一项例行的、不可随意调整的政府行动。便利费的例子包括加快办理许可证执照、或加快签证签发的费用。如果 “业务伙伴 “在为公司工作的过程中收到或意识到有便利费或贿赂的请求或要求， ”业务伙伴 “必须在采取任何进一步行动之前迅速向其主要主管或公司合规人员报告此类请求或要求。

Gifts, Hospitality, and Entertainment	礼物、招待和娱乐

10. In many countries, gifts, hospitality, and entertainment play an important role in legitimate and appropriate business protocols and customs. However, when provided inappropriately, gifts, hospitality, and entertainment may violate one or more laws. Therefore, the laws and this Policy must be followed.

10. 在许多国家，礼物、款待和娱乐在合法和适当的商务礼仪和习俗中发挥着重要作用。然而，如果提供不当，礼品、招待和娱乐可能会违反一项或多项法律。因此，法律和本政策必须得到遵守。

11. All gifts, hospitality, and entertainment must be:	11. 所有礼物、招待和娱乐必须：

•  Never given or accepted if any improper action is expected in return;

•  Infrequent;

•  Of nominal value;

•  Not cash or a cash equivalent;

•  Transparent and documented; and

•  Legal under all applicable anti-bribery and anti-corruption laws, including applicable local laws.

• 如果期望有任何不正当的行为作为回报，则绝不给予或接受 • 不常发生 • 具有名义价值 • 不是现金或现金等价物 • 透明且有记录 • 根据所有适用的反贿赂和反腐败法律，包括适用的当地法律，是合法的。

12. Business Resellers and their Business Associates are not permitted to receive gifts, services, perks, entertainment, or other items of more than token or nominal monetary value. Moreover, gifts of nominal value are permitted only if they are received on an infrequent basis and only at appropriate gift-giving occasions.

12. 业务经销商及其业务伙伴不允许接受超过象征性或名义货币价值的礼品、服务、津贴、娱乐或其他物品。此外，名义价值的礼物只有在不经常收到并且只在适当的送礼场合才允许。

Charitable Donations and Political Contributions	慈善捐款和政治性捐款

13. Contributions to political candidates or political parties, as well as donations to charitable organizations in which Public Officials possess a role (such as director or trustee), raise potential issues under applicable anti-bribery and anti-corruption laws. Accordingly, no political contributions or charitable donation may be offered or made on behalf of the Company unless pre-approved in writing by the Company’s Compliance Officer.

13. 根据适用的反贿赂和反腐败法律，向政治候选人或政党捐款，以及向担任职务（如董事或受托人）的公职人员的慈善组织捐款，会引起潜在的问题。因此，除非得到 “公司”合规专员的书面批准，否则不得以 “公司”名义提供或进行政治捐款或慈善捐赠。

14. To the extent permitted by applicable law, Business Resellers and their Business Associates may participate in political and charitable activities with their own money and on their own time. Such activities must be undertaken in a way that makes clear to an outside observer that they are unrelated to any business of the Company.

14. 在适用法律允许的范围内，业务经销商及其业务伙伴可以用自己的钱和自己的时间参与政治和慈善活动。开展此类活动的方式必须让外部观察者清楚地认识到它们与公司的任何业务无关。

Books and Records	账簿和记录

15. The corporate books and records of the Business Reseller must accurately and completely reflect, in reasonable detail, the Business Reseller’s transactions and activities, including the nature and purpose of the transaction or activity. No false, inaccurate or incomplete entry may be made in the Business Reseller’s books or records for any reason.

15. 业务经销商的公司账簿和记录必须准确和完整地反映业务经销商的交易和活动，包括交易或活动的性质和目的。不得以任何理由在业务经销商的账簿或记录中进行虚假、不准确或不完整的记录。

Responsibilities in Support of This Policy	支持本政策的责任

16. Compliance with this Policy is mandatory.	16. 遵守本政策是强制性的。

17. Business Resellers who violate this Policy are subject to termination of all commercial relationships with the Company.	17. 违反本政策的业务经销商将被终止与公司的所有商业关系。

18. Business Resellers are expected to raise concerns related to potential violations of this Policy or applicable anti-bribery and anti-corruption laws. Such reporting is encouraged. Failure to communicate in such circumstances may result in termination of the contract with the Company.

18. 业务经销商应提出与可能违反本政策或适用的反贿赂和反腐败法律有关的问题。我们鼓励这种报告。在这种情况下，如果不进行沟通，可能会导致与公司的合同终止。

ANNEX 5	附件5

ANTI-BRIBERY AND ANTI-CORRUPTION POLICY	反贿赂和反腐败政策

COMPLIANCE CERTIFICATION	合规认证

The undersigned Consultant acknowledges that it has received and reviewed Satellogic’s Anti Bribery and Anti-Corruption Policy (the “Policy”) and fully understands that the undersigned has an obligation to fully adhere to the Policy and applicable anti-bribery and anti-corruption laws in connection with this Agreement with Company. In particular, the undersigned acknowledges and affirms that:

以下签名人员认可已经收到并审阅了 Satellogic的反贿赂和反腐败政策（“政策”），并完全理解以下签名者有义务在与公司签订的本协议中完全遵守该政策和适用的反贿赂和反腐败法律。特别是，签字人承认并确认：

1. Neither the undersigned nor any Business Associate of the undersigned has or will:	1. 签字人和签字人相关的业务伙伴将来都不会：

a.   directly or indirectly give, offer or promise to give – or accept or solicit – anything of value (including but not limited to cash payments, gifts, or donations) if the purpose is to improperly induce the recipient to take (or to refrain from taking) action that would bestow a commercial benefit or advantage on the undersigned or the Company or any other party; or

a. 直接或间接给予、提供或承诺给任何人任何有价值的东西(包括但不限于现金、礼物或捐赠)，如果其目的是不适当地诱使接受者采取（或不采取）会给公司或任何其他方带来商业利益或优势的行动

b. take any action that furthers or causes an unlawful or improper payment, gift, or donation; or	b. 采取任何行动，助长或导致非法或不正当的付款、礼物或捐赠

c. take any other action that would cause the undersigned or the Company to violate any applicable anti bribery and anti-corruption laws.	c. 采取任何其他行动，导致签字人或公司违反任何适用的反贿赂和反腐败法律。

2. If the undersigned becomes aware of information that reasonably suggests that a violation of the Policy or any applicable anti-bribery and anti-corruption laws has occurred, the undersigned will promptly report that information to the Company.

2. 如果签字人发现有信息合理地表明发生了违反本政策或任何适用的反贿赂和反腐败法律的行为，签字人将立即向公司报告该信息。

3. The undersigned understands that any failure to comply with the Policy or any applicable anti-bribery and anti-corruption laws may result in termination of the undersigned’s contract with the Company.

3. 签字人明白，任何不遵守本政策或任何适用的反贿赂和反腐败法律的行为都可能导致以下签字人与公司的合同终止。

Party A Name 甲方名称 Signature 签字 Printed Name 打印姓名 Title 职位 Date 日期

ANNEX 6	附件6

使用条款	Terms of Use

THESE TERMS OF USE (THE “TERMS”) OUTLINE YOUR RIGHTS AND RESPONSIBILITIES WHEN USING SATELLOGIC’S (“SATELLOGIC,” “WE,” “OUR,” “US”) WEBSITE(S), PRODUCTS, SERVICES, APPLICATIONS, AND MATERIALS (COLLECTIVELY, THE “SERVICES”). BY ACCESSING, DOWNLOADING, OR USING THE SERVICES, YOU, ON BEHALF OF YOURSELF OR YOUR ORGANIZATION, ARE EXPRESSLY AGREEING TO BE BOUND BY ALL OF THESE TERMS. SATELLOGIC IS WILLING TO GRANT THE RIGHTS AS OUTLINED HEREIN AND MAKE THE MATERIALS AVAILABLE TO YOU ONLY UPON THE CONDITION THAT YOU ACCEPT THESE TERMS.

使用条款（以下简称“ 本条款”）规定了您在使用SATELLOGIC（以下简称“Satellogic”）的网站、产品、服务、应用程序和素材（统称为 “服务”）时的权利和责任。您访问、下载或使用服务的行为被视为您代表自己或您的组织机构明确同意受本条款所有规定的约束。只有在您接受本条款的情况下， Satellogic才愿意授予本文件规定的权利，并向您提供素材。

These terms include the provisions in this document, as well as those in our Privacy Policy.	本条款包括本文件中的规定，以及 Satellogic隐私政策中的规定。

Changes to Terms	条款变更

We are constantly trying to improve our Services, so these Terms may need to change along with the Services. We reserve the right to change the Terms at any time, but if we do, we will bring it to your attention by placing a notice on the www.satellogic.com website, by sending you an email, and/or by some other means.

Satellogic一直致力于改进服务，因此本条款可能需要随服务进行变更。 Satellogic保留随时变更条款的权利，但如需变更，Satellogic将通过在www.satellogic.com网站上发布通知、发送电子邮件和 /或其他方式提请您注意。

If you don’t agree with the new Terms, you are free to reject them; unfortunately, that means you will no longer be able to use the Services. If you use the Services in any way after a change to the Terms is effective, that means you agree to all of the changes.

Except for changes by us as described here, no other amendment or modification of these Terms will be effective unless in writing and signed by both you and us.

如您不同意新条款，可以行使拒绝权，但这意味着您将无法再次使用服务。如您在条款变更生效后以任何方式使用服务，则表明您同意所有变更。 除了本文件所述变更之外，除非您和 Satellogic双方以书面形式签署，否则对本条款所作的任何其他修订或修改均不会生效。

Basics of Using the Services & End-User License	服务和最终用户许可的使用依据

Satellogic may provide or display Services Materials which may include: raw satellite images; processed satellite images; and data derived from the processing of satellite images, including vector data, aggregated data, prediction models, etc. (collectively, the “Materials”).

Satellogic可提供或展示的服务素材包括：原始卫星图像、处理过的卫星图像，以及来源于卫星图像处理过程的数据，包括矢量数据、聚合数据、预测模型等（统称为 “素材”）。

Subject to the terms and conditions of these Terms, we hereby may grant you a non-exclusive, non-transferable, non-sublicensable right and license to access and use the Materials and Services in the following ways, in each case solely for your internal, ordinary-course-of-

根据本条款规定的条款和条件， Satellogic特此授予您非独占、不可转让、不可分许可的权利和许可，以下列方式访问和使用素材和服务。在以下任何一种情况下，您只能在非敏感位置的设施中以开展内部正常业务为目的使用这些权利和许可：

business purposes at your facilities that are not located in a Sensitive Location (as defined below):

(a) Make an unlimited number of copies of the Materials for your sales and marketing efforts;

(b) Modify the Materials;

(c) Provide the Materials to your contractors to create a derivative work thereof;

(d) Release hardcopy prints of the Materials on a limited, non-commercial basis in research reports or similar publications, provided that you conspicuously identify Satellogic as the source of such Materials;

(e) Post Materials and derivative works thereof to Internet web sites, provided that you shall:

1. Use your best efforts to ensure that your end users are precluded from downloading, creating, or otherwise obtaining any image data or screen capture of such Materials or derivative works, except that you may permit end users to download such derivative works that are displayed and downloadable at less than 8 bits in resolution and are not georeferenced,

2. Provide prior written notice to Satellogic of the URL(s) for such web sites, and

3. Conspicuously identify Satellogic as the source of any such Materials or derivative works;

(f) View and annotate maps; and

(g) Create KML files and map layers.

(a) 为您的销售和营销工作制作不限数量的素材副本；

(b) 修改素材；

(c) 向您的承包商提供素材，以创造衍生作品；

(d) 在明确说明素材来源于Satellogic的情况下，以有限、非商业性方式，在研究报告或类似出版物中发布这些素材的硬拷贝；

(e) 必须在下列几种情况下，您才能将素材及其衍生作品发布到互联网的网站上：

1. 除非您允许最终用户下载分辨率低于8位且无地理坐标参考的衍生作品，否则应尽最大努力确保最终用户不得下载、创建或以其他方式获取此类素材或衍生作品的任何图像数据或屏幕截图；

2. 以书面通知的形式向Satellogic提供此类网站的网址；

3. 明确说明此类素材或衍生作品来源于Satellogic；

(f) 查看并标注地图；

(g) 创建KML文件和地图图层。

Any display, distribution, or other provision of the Materials to a third party in accordance with the foregoing license must include the following notice: “Powered by Satellogic ©Year” or “Copyright © Satellogic Year.”

根据上述许可向第三方展示、分发或以其他方式提供素材时，必须注明以下内容： “由Satellogic提供技术支持 © XXXX年”或“版权所有 © Satellogic XXXX年”。

If you are an entity or organization, the foregoing license applies to multiple users within your organization, where a single entity or organization means one of the following:

●     A corporation (but excluding affiliates thereof);

●    A federal government agency (only below the Executive Cabinet level);

●    A county government (across all departments thereof);

●    A state or provincial government agency; or

●    A city or municipal government (across all departments).

对于以下实体或组织机构，上述许可适用于实体或组织机构内的多个用户： ● 公司（其关联公司除外）； ● 联邦政府机构（级别仅次于行政内阁）； ● 县政府（跨所有部门）； ● 州或省政府机构；或者 ●市政府（跨所有部门）。

Use Restrictions	使用限制

The Services that Satellogic provides are intended for peaceful use only, and shall not be used to aid in armed conflicts, terrorism, violations of law, or discrimination.	Satellogic提供的服务仅用于和平目的，不得用于武装冲突、恐怖主义、违法或歧视行为。

You represent, warrant, and agree that you will not contribute any Materials or User Submission (each of those terms is defined below) or otherwise use the Services or interact with the Services in a manner that aids or implements practices violating basic human rights or civil liberties of any person; or creates, or assists in the creation of, databases of identifying information for any government to abrogate any human rights, civil rights, or civil liberties of individuals on the basis of race, gender or gender identity, sex, sexual orientation, religion, or national origin, age, disability, marital status, citizenship, genetic information or any other characteristic.

您在此声明、保证并同意，既不会提供任何素材或用户提交的信息（定义见下文），或以其他方式使用服务，或以侵犯或协助侵犯任何人的基本人权或公民自由的方式对服务造成影响，也不会创建或协助创建识别信息数据库，以供任何政府基于种族、性别或性别认同、性别、性取向、宗教或国籍、年龄、身体健全状况、婚姻状况、公民身份、遗传信息或任何其他特征而废除个人的任何人权、公民权利或公民自由。

In addition, you represent, warrant, and agree that you will not contribute any Materials or User Submission (defined below) or otherwise use the Services or interact with the Services in a manner that:

(i) infringes or violates the intellectual property rights or any other rights of anyone else (including Satellogic);

(ii) violates any law or regulation, including any applicable export control laws;

(iii) disseminates material that is abusive, obscene, pornographic, defamatory, harassing, grossly offensive, vulgar, threatening, malicious, or otherwise objectionable;

(iv) jeopardizes the security of your Satellogic account or anyone else’s (such as allowing someone else to log in to the Services as you);

(v) attempts, in any manner, to obtain the password, account, or other security information from any other user;

(vi) violates the security of any computer network, or cracks any passwords or security encryption codes;

(vii) runs maillist, Listserv, any form of auto-responder or “spam” on the Services, or any processes that run or are activated while you are not logged into the Services, or that otherwise interfere with the proper working of the Services (including by placing an unreasonable load on the Services’ infrastructure);

(viii) “crawls,” “scrapes,” or “spiders” any page, data, or portion of or relating to the Services or Materials (through use of manual or automated means);

(ix) copies or stores any significant portion of the Materials (even if merged with other materials), other than as expressly permitted herein;

(x) decompiles, reverse engineers, or otherwise attempts to obtain the source code or underlying ideas or information of or relating to the Services (except to the extent the foregoing reverse-engineering prohibition is prohibited by applicable law);

(xi) transmits viruses, trojan horses, or any other malicious code or program;

(xii) is harmful, fraudulent, deceptive, threatening, harassing, defamatory, obscene, or otherwise objectionable;

(xiii) engages in any other activity reasonably deemed by Satellogic to be objectionable and/or to be in conflict with the spirit or intent of these Terms;

此外亦声明、保证并同意，不会提供任何素材或用户提交的信息（定义见下文），不会以其他方式使用服务，或通过以下方式对服务造成影响：

(i) 侵犯或侵害任何他人（包括Satellogic）的知识产权或任何其他权利；

(ii) 违反任何法律或条例，包括任何适用的出口管制法；

(iii) 传播侮辱性、淫秽、色情、诽谤性、骚扰性、严重侮辱性、粗俗、威胁性、恶意素材或其他令人反感的素材；

(iv) 危及您的Satellogic帐户或任何他人的安全（例如允许他人以您的身份登录服务网站）；

(v) 试图以任何方式从任何其他用户处获取密码、账户或其他安全信息；

(vi) 侵犯任何计算机网络的安全，或破解任何密码或安全加密代码；

(vii) 运行与服务相关的邮件列表、Listserv、任何形式的自动回复程序或 “垃圾邮件”，或在您未登录服务网站时运行或激活的任何进程，或以其他方式干扰服务正常工作的进程（包括对服务的基础设施施加不合理的负载）；

(viii) （通过人工或自动方式）“爬取”服务或素材的任何页面、数据，其组成部分或与之相关的内容；

(ix) 复制或存储素材的任何重要部分（即使与其他素材合并），但本协议明确允许的情况除外；

(x) 通过反编译、反向工程或其他方式试图获取服务的源代码或基本概念或信息（除非适用法律禁止上述反向工程）；

(xi) 传播病毒、特洛伊木马或任何其他恶意代码或程序；

(xii) 以有害、欺诈、欺骗、威胁、骚扰、诽谤、淫秽或其他令人反感的方式对服务造成影响；

(xiii) 从事Satellogic合理认为令人反感和/或违背本条款的宗旨或意图的任何其他活动；

(xiv) sells, licenses, transfers, or discloses the Materials or Services in any manner not expressly permitted herein;

(xv) alters or removes any copyright notice or proprietary legend contained in or on the Materials or Services, or removes, obscures, or alters any terms of service or any links to or notices of those terms (including without limitation these Terms), or any copyright, trademark, or other proprietary rights notices;

(xvi) redistribute or sell any part of Satellogic’s products or services or creates a new product or service based on Satellogic’s products or services (unless you use the Satellogic APIs in accordance with their terms of service);

(xvii) mass downloads or creates bulk feeds of the Materials;

(xviii) creates or augments any other mapping-related dataset (including a mapping or navigation dataset, business listings database, mailing list, or telemarketing list) for use in a product or service that is a substitute for, or a substantially similar service to, Satellogic’s products or services;

(xix) uses any part of the Materials or Services with other people’s products or services for or in connection with real-time navigation or autonomous vehicle control, except through a specific Satellogic-provided feature;

(xx) permits anyone to do any of the foregoing.

A violation of any of the foregoing is grounds for termination of your right to use or access the Services. For purposes hereof, the term “User Submission” means anything you post, upload, share, store, or otherwise provide through the Services.

(xiv) 以本文未明确允许的任何方式销售、许可、转让或披露素材或服务；

(xv) 更改或删除素材或服务中包含的任何版权声明或专有图例，或删除、模糊或变更任何服务条款或这些条款的任何链接或声明（包括但不限于本条款），或任何版权、商标或其他专有权利声明；

(xvi) 重新分销或销售Satellogic产品或服务的任何部分，或基于 Satellogic的产品或服务创造新产品或服务（除非您根据相关服务条款使用 Satellogic API）；

(xvii) 批量下载或创建素材的批量输入信息；

(xviii)创建或扩充任何其他地图相关数据集（包括地图或导航数据集、商业清单数据库、邮件列表或电话营销列表 )，以便使用Satellogic产品或服务的替代/同类产品或服务；

(xix) 将素材或服务的任何部分与他人的产品或服务一起用于实时导航或车辆自动控制，或与实时导航或车辆自动控制一起使用，但通过 Satellogic提供的特定功能除外；

(xx) 允许任何人从事上述任何行为。

如您违反上述任何一项内容，即终止您使用或访问服务的权利。本文件中， “用户提交的信息”一词是指您通过服务发布、上传、共享、存储或以其他方式提供的任何内容。

Service Account	服务帐户

You represent and warrant that you are an individual of legal age to form a binding contract. If you are agreeing to these Terms on behalf of an organization or entity, you represent and warrant that you are authorized to agree to these Terms on that organization or entity’s behalf and bind them to these Terms (in which case, the references to “you” and “your” in these Terms, except for in this sentence, refer to that organization or entity).

您在此声明并保证，您已达到法定年龄，可以签订具有约束力的合同。如您代表某个组织机构或实体同意本条款，则在此声明并保证您有权代表该组织机构或实体同意本条款，并使其受本条款的约束（在这种情况下，本条款中提到的 “您”和“您的”指代该组织机构或实体，本句除外）。

You will only use the Services for your own internal commercial use, and not on behalf of or for the benefit of any third party, and only in a manner that complies with all laws that apply to you and in accordance with the terms of use outlined herein. If your use of the Services is prohibited by applicable laws, then you are not authorized to use the Services. We cannot and will not be responsible for your use of the Services in a manner that breaks the law.

您只能将服务用于您自己内部的商业用途，而不能代表任何第三方或为任何第三方的利益使用服务，并且使用服务的方式必须符合适用法律的规定以及本文件规定的使用条款。如果适用法律禁止您使用服务，则您无权使用服务。如您以违法方式使用服务， Satellogic不能也不会对此负责。

You may be required to sign up for an account, and select a password and username (“Satellogic User ID”). If you do so, you agree to provide us with accurate, complete, and updated registration information about yourself. You may not select as your Satellogic User ID a name that you do not have the right to use, or another person’s name with the intent to impersonate that person. You may not transfer your account to anyone else without our prior written permission. You’re responsible for any activity associated with your account.

您可能需要注册一个帐户，并选择密码和用户名（ “Satellogic用户ID”）。您的注册行为将视为同意向 Satellogic提供您自己的准确、完整和最新的注册信息。您不得选择您无权使用的姓名作为 Satellogic用户ID，也不得选择他人的姓名作为您的 Satellogic用户ID。未经Satellogic事先书面许可，您不得将您的帐户转让给任何人。您应该对与您的帐户相关的任何活动负责。

Sensitive Locations	敏感位置

In an effort to guarantee your compliance with these Terms, Satellogic may keep a list of sensitive locations and apply extra controls and provisions regulating access to Services, Materials and data that reference locations in this list. This list may change from time to time at our sole discretion. The company reserves the right to delay delivery of images and data pertaining to sensitive locations.

为了确保您遵守本条款，Satellogic 可能会保留一份敏感位置列表，并采用额外的控制措施和规定来管理对服务、素材和数据的访问，这些服务、素材和数据参考了列表中的位置。此列表可由 Satellogic自行决定不时进行更改。公司保留延迟交付与敏感位置相关的图像和数据的权利。

Availability	可用性

We’re always trying to improve the Services, so they may change over time. We may suspend or discontinue any part of the Services, or we may introduce new features or impose limits on certain features or restrict access to parts or all of the Services. We’ll try to give you notice when we make a material change to the Services that would adversely affect you, but this isn’t always practical. Similarly, we reserve the right to remove any Materials from the Services at any time, for any reason (including, but not limited to, if someone alleges you contributed that Materials in violation of these Terms), in our sole discretion, and without notice.

Satellogic一直在努力尝试改进服务，因此服务可能会随着时间的推移而改变。 Satellogic可能会暂停或中止服务的任何部分，或引入新的功能或对某些功能进行限制，或限制对部分或全部服务的访问。当 Satellogic对服务做出可能对您产生不利影响的重大变更时，Satellogic 会尽量通知您，但这并不总是切实可行的。同样，Satellogic保留在任何时候出于任何原因（包括但不限于有人对您提供了违反本条款的素材的情况进行指控），并在不另行通知的情况下，由 Satellogic自行决定从服务中删除任何素材的权利。

Term and Termination	期限与终止

Satellogic is also free to terminate (or suspend access to) your use of the Services or your account, for any reason in our discretion, including your breach of these Terms. Satellogic has the sole right to decide whether you are in violation of any of the restrictions set forth in these Terms.

Satellogic还可自行决定以任何理由，包括以您违反本条款的行为作为理由，终止使用（或暂停访问）您对 “服务”或您的账户。Satellogic有权决定您是否违反了本条款中所规定的任何限制。

Account termination may result in destruction of any Materials associated with your account, so keep that in mind before you decide to terminate your account. Provisions that, by their nature, should survive termination of these Terms shall survive termination. By way of example, all of the following will survive termination: any obligation you have to pay us or indemnify us, any limitations on our liability, any terms regarding ownership of intellectual property rights, and terms regarding disputes between us.

帐户终止可能会导致与您的帐户相关的所有素材都将会被销毁，因此在您决定终止您的帐户之前，请记住这一点。就其性质而言，应在在本条款终止后仍然有效的条款，在本条款终止后应仍然有效。举例来说，以下所有条款在终止后仍然有效：您必须向 Satellogic支付或赔偿的任何义务、对Satellogic责任的任何限制、关于知识产权所有权的任何条款以及关于 Satellogic之间争议的条款。

Use of the Materials	素材的使用

The Materials are protected by copyright and/or other intellectual property laws. You agree to abide by all copyright notices, trademark rules, information, and restrictions contained in any Materials you access through the Services, and you won’t use, copy, reproduce, modify, translate, publish, broadcast, transmit, distribute, perform, upload, display, license, sell or otherwise exploit for any purpose any Materials not owned by you, (i) without the prior consent of the owner of those Materials or (ii) in a way that violates someone else’s (including Satellogic’s) rights.

素材受版权和/或其他知识产权法的保护。您同意遵守您通过服务访问的任何素材中包含的所有版权声明、商标规则、信息和限制，并且您不会出于任何目的，在（ i）未经这些素材的所有人事先同意的情况下，或（ii）以侵犯他人（包括Satellogic）权利的方式使用、拷贝、复制、修改、翻译、发布、广播、传输、分发、执行、上传、展示、授权、销售或以其他方式利用任何不属于您的素材。

You understand that Satellogic owns the Services. You won’t modify, publish, transmit, participate in the transfer or sale of, reproduce (except as expressly provided in this Section), create derivative works based on, or otherwise exploit any of the Services.

您了解这些服务归Satellogic所有。您不会修改、发布、传输、参与转让或销售、复制（除非本节中明确规定）、创建基于或以其他方式利用任何服务的衍生作品。

DISCLAIMER	免责声明

THE SERVICES AND MATERIALS ARE PROVIDED BY SATELLOGIC (AND OUR LICENSORS AND SUPPLIERS) “AS IS” WITHOUT ANY WARRANTY OF ANY KIND, AND SATELLOGIC (AND OUR LICENSORS AND SUPPLIERS) EXPRESSLY DISCLAIMS ALL WARRANTIES WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT, ACCURACY, UNINTERRUPTED PERFORMANCE OR SECURITY.

服务和素材由Satellogic（以及Satellogic的许可方和供应商）按“原样”提供，不提供任何形式的保证，且 Satellogic（以及Satellogic的许可方和供应商）明确否认对所有明示、暗示或法定的保证，包括对适销性、特定用途的适用性、所有权、不侵权性、准确性、不间断性能或安全性进行任何保证。

LIMITATION OF LIABILITY	责任范围

TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, SATELLOGIC (AND OUR LICENSORS OR SUPPLIERS) WILL NOT BE LIABLE TO YOU OR ANY OTHER PERSON FOR (I) ANY INDIRECT, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF DATA, GOODWILL, REVENUE, OR PROFITS, OR (II) ANY AMOUNT, IN THE AGGREGATE, IN EXCESS OF THE GREATER OF (A) $100.00 USD OR (B) THE AMOUNTS PAID BY YOU TO SATELLOGIC IN CONNECTION WITH THE SERVICES IN THE TWELVE (12) MONTH PERIOD PRECEDING THE APPLICABLE CLAIM, OR (C) ANY MATTER BEYOND OUR REASONABLE CONTROL. THESE LIMITATIONS APPLY TO ANY THEORY OF LIABILITY AND EVEN IF A REMEDY DEFINED HERE IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

在适用法律允许的最大范围内， Satellogic（以及Satellogic的许可方或供应商）不对您或任何其他人承担以下责任：（ 1）任何间接、特殊、后果性或惩罚性损害赔偿，包括但不限于数据、商誉、收入或利润损失，或（ 2）任何总额超过（A）100.00美元或（B）在适用索赔之前的十二（12 ）个月内，您支付给Satellogic的与服务有关的款项，或（ C）超出Satellogic合理控制范围的任何事项。即使此处定义的补救措施没有达到其基本目的，这些限制仍适用于任何责任理论。

Compliance With Laws	遵守法律

With respect to the use of the Services or the disposition of the Materials, you shall comply fully with all applicable laws and regulations. Without limiting the foregoing, you shall ensure that neither the Materials nor any part or derivation thereof is (a) exported, reexported, transferred, retransferred, or released, directly or indirectly, in violation of any applicable export controls, economic sanctions, trade control laws or regulations, or other applicable laws or regulations (including U.S. export controls laws or regulations), (b) used for any purpose that could render you or Satellogic subject to potential sanction or impairment under economic, trade or financial sanctions or embargoes enacted by the United Nations Security Council, Her Majesty’s Treasury, the European Union or its Member States, or the United States (including U.S. secondary or retaliatory sanctions), or any other similar sanctions imposed by an governmental body to which your or Satellogic is subject (collectively “Sanctions”) or (c) provided to or the subject of any transaction or dealing, directly or indirectly, with or related to an Embargoed Jurisdiction or Sanctioned Person. “Embargoed Jurisdiction” means a country, region, territory or government with respect to which the U.S. government imposes a trade or investment embargo (presently the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria), and any official government agencies, representatives or agents of any of the foregoing, and any country, region, territory or government that otherwise is or becomes subject to comprehensive U.S. sanctions and any official government agencies, representatives or agents of any of the foregoing. “Sanctioned Person” means any legal entity, individual or group that is currently the subject or target of any Sanctions or with respect to which or whom U.S. citizens or lawful permanent residents are generally forbidden to transact under economic sanctions including, without limitation, persons on the U.S. Department of Commerce’s Entity List or Denied Persons List, persons on the U.S. Department of the Treasury’s List of Specially Designated Nationals and Blocked Persons (“SDN List”) or Sectoral Sanctions Identifications List (“SSI List”), and any affiliates of any persons on the SDN List or SSI List. By agreeing to these Terms, you agree to the foregoing and represent and warrant that you are neither a Sanctioned Person nor located in, under the control of, or a national or resident of any Embargoed Jurisdiction.

关于服务的使用或素材的处置，您应完全遵守所有适用的法律法规。在不限制前述内容的情况下，您应确保素材或其任何部分或衍生产品：（ a）在不直接或间接违反任何适用的出口管制、经济制裁、贸易管制法律或法规或其他适用的法律或法规（包括美国出口管制法律或法规）的情况下出口、再出口、转让、再转让或发行，（ b）不会用于可能使您或Satellogic受到联合国安理会颁布的经济、贸易或金融制裁或禁运下的潜在制裁或损害的任何用途，英国财政部、欧盟或其成员国或美国（包括美国的二级制裁或报复性制裁），或您或 Satellogic所受的政府机构实施的任何其他类似制裁（统称为“ 制裁”）或（c）不会直接或间接提供给受禁运管辖区、受制裁人员或与之相关的任何贸易或交易的主体。 “禁运管辖区”是指被美国政府实施贸易或投资禁运的国家、地区、领土或政府（目前为乌克兰、古巴、伊朗、朝鲜、苏丹和叙利亚的克里米亚地区），以及上述任何一方的任何官方政府机构、代表或代理人，以及以其他方式受到或即将受到美国全面制裁的任何国家、地区、领土或政府，以及上述任何一方的任何官方政府机构、代表或代理人。 “被制裁人”是指当前为任何制裁对象或目标的任何法律实体、个人或团体，或美国公民或合法永久居民在经济制裁下通常被禁止与其进行交易的实体、个人或团体，包括但不限于美国商务部实体名单或被拒绝人员名单上的人员、美国财政部特别指定国民和被封锁个体名单（ “SDN名单”）或部门制裁识别名单（“SSI名单”）上的人员，以及SDN名单或 SSI名单上的任何人员的任何关联公司。同意本条款，即表示您同意上述规定，并声明和保证您既不是受制裁人员，也不是位于，或受控制于，或居住在任何禁运司法管辖区的国民或居民。

Assignment	转让

You may not assign, delegate or transfer these Terms or your rights or obligations hereunder, or your Services account, in any way (by operation of law or otherwise) without Satellogic’s prior written consent. We may transfer, assign, or delegate these Terms and our rights and obligations without consent.

未事先经Satellogic书面同意，您不得以任何方式（通过法律或其他方式）转让、委托或转移本条款，或您在本协议项下的权利或义务，或您的服务账户。 Satellogic可以在未经同意的情况下转移、转让或委托本条款及 Satellogic的权利和义务。

Indemnification	赔偿

You will hold harmless and indemnify Satellogic and its affiliates, officers, agents and employees from any claim, action or proceedings arising from or related to your use of the Services or violation of these terms, including any liability or expense arising from claims, losses, damages, judgements, litigation costs and legal fees.

对于因您使用服务或违反本条款而引起或与之相关的任何索赔、诉讼或诉讼，包括因索赔、损失、损害、判决、诉讼费和律师费而引起的任何责任或费用，您将使 Satellogic及其关联公司、高级职员、代理人和员工免受损害并对其进行赔偿。

Choice of Law & Dispute Resolution	法律选择与争议解决

This Agreement shall be governed by the laws of the People’s Republic of China. Any dispute which may arise out of or in connection with this Agreement shall be settled through friendly negotiation. Should negotiation fail to settle any disputes arising out of or in connection with this Agreement within thirty days, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration based on the relative arbitration rules by one or more arbitrators appointed in accordance with the said Rules. The arbitration proceedings shall take place in Beijing, China. The arbitral award shall be final and binding upon both Parties.

本协议适用法律为中华人民共和国法律。凡因本协议引起的或与本协议有关的任何争议应通过双方友好协商解决。如争议未能经协商在三十日内解决，该等争议应提交至中国国际经济贸易仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁，并经由该规则指定的一名或数名仲裁员进行仲裁裁决。仲裁地为中国北京市。仲裁结果为最终结果，对双方都具有约束力。

Miscellaneous	其他事项

You will be responsible for paying, withholding, filing, and reporting all taxes, duties, and other governmental assessments associated with your activity in connection with the Services, provided that Satellogic may, in its sole discretion, do any of the foregoing on your behalf or for itself as it sees fit. The failure of either you or us to exercise, in any way, any right herein shall not be deemed a waiver of any further rights hereunder. If any provision of these Terms is found to be unenforceable or invalid, that provision will be limited or eliminated, to the minimum extent necessary, so that these Terms shall otherwise remain in full force and effect and enforceable. You hereby acknowledge and agree that you are not an employee, agent, partner, or joint venture of Satellogic, and you do not have any authority of any kind to bind Satellogic in any respect whatsoever.

您将负责支付、预扣、申报和报告与您的服务相关活动相关的所有税费、关税以及其他政府评估，前提是 Satellogic可自行决定代表您或为自己执行上述任何一项。您或 Satellogic如未能以任何方式行使本协议项下的任何权利，不应视为对本协议项下任何进一步权利的放弃。如果发现本条款中的任何条款不可执行或无效，则该条款将在必要的最低限度内被限制或取消，以使本条款在其他情况下仍然完全有效且可执行。您在此承认并同意，您不是 Satellogic的雇员、代理人、合作伙伴或合资企业，您没有任何权力在任何方面约束 Satellogic。

You and Satellogic agree there are no third party beneficiaries intended under these Terms.	您和Satellogic同意在本条款下不存在任何第三方受益人。